Cel-Sci Corporation
  Annual Report on Form 10-K
         Year Ended September

           30, 1996 Exhibit 23


































INDEPENDANT AUDITORS' CONSENT




We consent to the incorporation by


reference in the Registration Statement


No. 33-55966 of CEL-SCI Corporation on


Form S-8 of our report dated November


27, 1996, appearing in this Annual


Report on Form 10-K of CEL-SCI


Corporation for the year ended


September 30, 1996.














DELOITTE & TOUCHE LLP
Washington, DC
December 20, 1996